UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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American Skandia Trust
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AMERICAN SKANDIA TRUST

AST American Century Strategic Balanced Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

January 19, 2007

To the Shareholders of the AST American Century Strategic Balanced Portfolio of American Skandia Trust:

Notice is hereby given that a special meeting of the shareholders of the AST American Century Strategic Balanced Portfolio (the Strategic Balanced Portfolio) of American Skandia Trust (the Trust) will be held at the offices of Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey on January 19, 2007 at 10:00 a.m. or at such adjourned time as may be necessary to vote (the Meeting). The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting:

1.  To approve the termination of the Strategic Balanced Portfolio’s fundamental investment policy to invest approximately 60% of its assets in equity securities and approximately 40% of its assets in bonds and other fixed-income securities.

The above-referenced proposal is part of a proposed new investment strategy for the Portfolio and is described in greater detail in the Proxy Statement attached to this Notice. The Board of Trustees of the Trust (the Board) has fixed the close of business on November 17, 2006 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Strategic Balanced Portfolio is entitled to one vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

  By order of the Board of Trustees of American Skandia Trust

/s/Jonathan D. Shain

Jonathan D. Shain

   Assistant Secretary

  American Skandia Trust

December 4, 2006

AMERICAN SKANDIA TRUST

AST American Century Strategic Balanced Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

PROXY STATEMENT

Special Meeting of Shareholders

To Be Held on January 19, 2007

This Proxy Statement is furnished in connection with a special meeting of shareholders of the AST American Century Strategic Balanced Portfolio (the Strategic Balanced Portfolio), a series of American Skandia Trust (the Trust), and any adjournment thereof (the Meeting). The Board of Trustees of the Trust (the Board) has called the Meeting for shareholders to approve or disapprove a proposal to terminate the Strategic Balanced Portfolio’s fundamental investment policy of investing approximately 60% of its assets in equity securities and approximately 40% of its assets in bonds and other fixed-income securities. This proposal is part of a proposed new, more flexible asset allocation strategy to be implemented by American Century Investment Management, Inc., the subadviser for the Portfolio.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on January 19, 2007 at 10:00 a.m. Eastern Time. The Board is soliciting these voting instructions on behalf of the Strategic Balanced Portfolio. This Proxy Statement will first be sent to shareholders of the Strategic Balanced Portfolio on or about December 7, 2006. The close of business on November 17, 2006 has been fixed as the record date for the determination of shareholders of the Strategic Balanced Portfolio entitled to notice of, and to vote at, the Meeting. As of the record date, there were 12,050,267,668 outstanding shares of the Strategic Balanced Portfolio.

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust’s annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by calling (800) 752-6342.

PROPOSAL NO. 1

TO APPROVE THE TERMINATION OF THE AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY TO INVEST APPROXIMATELY

60% OF ITS ASSETS IN EQUITY SECURITIES AND APPROXIMATELY

40% OF ITS ASSETS IN BONDS AND OTHER FIXED-INCOME SECURITIES

The Board, including all of the Trustees of the Trust who are not “interested persons” of the Trust under the Investment Company Act of 1940 (collectively, the Independent Trustees), has approved, and recommends that the shareholders of the Strategic Balanced Portfolio approve, the termination of the Strategic Balanced Portfolio’s fundamental investment policy to invest approximately 60% of its assets in equity securities and approximately 40% of its assets in bonds and other fixed-income securities. Pursuant to the requirements of the Investment Company Act of 1940 (the 1940 Act), termination of the above-referenced fundamental investment policy requires: (i) Board approval and (ii) the approval of the holders of a majority of the Strategic Balanced Portfolio’s outstanding voting securities. For these purposes, a “majority of the outstanding voting securities” of the Strategic Balanced Portfolio means the lesser of: (i) 67% of the Strategic Balanced Portfolio’s voting shares represented at a meeting at which more than 50% of the Portfolio’s outstanding voting shares are present in person or represented by proxy; or (ii) more than 50% of the Strategic Balanced Portfolio’s outstanding voting shares. The Board, including all of the Independent Trustees, approved termination of the above-referenced fundamental investment policy at meetings held on November 8-9, 2006.

As further explained below, Prudential Investments LLC (PI) and American Skandia Investment Services, Inc. (ASISI, and together with PI, the Co-Managers), Co-Managers for the Strategic Balanced Portfolio, are proposing the termination of this fundamental investment policy to provide American Century Investment Management, Inc. (American Century), subadviser for the Portfolio, with the flexibility to adopt a revised investment strategy for the Portfolio. The Board concluded that the implementation of the revised investment strategy would be in the best interests of shareholders. In the event this proposal receives the required shareholder approval, the name of the Portfolio will be changed from the AST American Century Strategic Balanced Portfolio to the AST American Century Strategic Allocation Portfolio (the Strategic Allocation Portfolio) and changes to the investment objective, performance benchmark, and certain non-fundamental policies of the Portfolio that were previously approved by the Board will become effective.

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the 1940 Act. The Trust is organized as a Massachusetts business trust. ASISI, One Corporate Drive, Shelton, Connecticut 06484-0883, and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serve as co-investment managers of the Strategic Balanced Portfolio pursuant to the Management Agreement, dated as of May 1, 2003, by and between the Trust, on behalf of the Strategic Balanced Portfolio, and the Co-Managers. As of June 30, 2006, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $97.5 billion. As of the date of this Proxy Statement, American Century is the lone subadviser for the Strategic Balanced Portfolio. The Trust’s transfer agent is PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.

The Portfolios of the Trust serve as investment vehicles for insurance companies (collectively, the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies. As of the date of this Proxy Statement, American Skandia Life Assurance Corporation (ASLAC), Pruco Life Insurance Company (Pruco), and Pruco Life Insurance Company of New Jersey (Pruco NJ) are the only Participating Insurance Companies. ASLAC, Pruco, and Pruco NJ are affiliates of each of the Co-Managers. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Strategic Balanced Portfolio through the Contracts and should consider themselves shareholders of the Strategic Balanced Portfolio for purposes of this Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct the Participating Insurance Company, as record owner of the Strategic Balanced Portfolio shares held in its separate accounts, how it should vote at the Meeting.

Proposed Termination of Portfolio’s Fundamental Investment Policy and Related Changes

If this proposal is approved by the shareholders of the Strategic Balanced Portfolio, the Portfolio will no longer be required to invest approximately 60% of its assets in equity securities and approximately 40% of its assets in bonds and other fixed-income securities. In connection with that change, it is also expected that: (i) American Century will implement a revised investment strategy for the Portfolio; (ii) the name of the Portfolio will be changed from the AST American Century Strategic Balanced Portfolio to the AST American Century Strategic Allocation Portfolio; and (iii) changes to the Portfolio’s investment objective, performance benchmark, and certain non-fundamental investment policies that were previously approved by the Board will become effective. In short, the Portfolio will become more of an asset allocation fund rather than a traditional “balanced” fund. Subject to shareholder approval of the termination of the above-referenced fundamental investment policy, such changes are expected to occur during the first or second calendar quarter of 2007. If Strategic Balanced Portfolio shareholders do not approve this proposal, the Strategic Balanced Portfolio will continue to invest approximately 60% of its assets in equity securities and approximately 40% of its assets in bonds and other fixed-income securities, American Century’s investment strategy will remain unchanged, and the Strategic Balanced Portfolio’s name, investment objective, performance benchmark, and non-fundamental investment policies also will remain unchanged. For a description of these related changes, please see “Comparative Information” below.

Comparative Information

Brief descriptions of the current investment objective, asset allocation strategy, performance benchmark, portfolio management team, and equity and fixed-income investment strategies for the Strategic Balanced Portfolio and the intended investment objective, asset allocation strategy, performance benchmark, portfolio management team, and equity and fixed-income investment strategies for the Strategic Allocation Portfolio are set forth below.

Investment Objective for Strategic Balanced Portfolio and Strategic Allocation Portfolio. The current investment objective of the Strategic Balanced Portfolio is to seek capital growth and current income. The investment objective of the Strategic Allocation Portfolio will be to seek long-term capital growth with some regular income.

Asset Allocation for Strategic Balanced Portfolio. The Strategic Balanced Portfolio has fundamental investment policy to maintain approximately 60% of its assets in equity securities and approximately 40% of its assets in bonds and other fixed-income securities.

Asset Allocation for Strategic Allocation Portfolio. The following table indicates the neutral mix for the Strategic Allocation Portfolio, that is, how the Portfolio’s investments generally will be allocated among the major asset classes over the long term.

Equity Securities	Fixed-Income or Debt Securities (Bonds)	Cash Equivalents (Money Markets)
63%	31%	6%

The following table shows the operating range within which the Strategic Allocation Portfolio’s asset mix generally will vary over short-term periods. These variations may be due to differences in asset class performance or prevailing market conditions.

Equity Securities	Fixed-Income or Debt Securities (Bonds)	Cash Equivalents (Money Markets)
53-73%	21–41%	0-15%

Performance Benchmark for Strategic Balanced Portfolio and Strategic Allocation Portfolio. The current performance benchmark index for the Strategic Balanced Portfolio is a blended index comprising 60% of the S&P  500 Index and 40% of the Lehman Brothers Aggregate Bond Index. The performance benchmark for the Strategic Allocation Portfolio a blended index comprising 48% of the Russell 3000 Index, 15% of the MSCI EAFE Index, 31% of the Citigroup Broad Investment-Grade “BIG” Bond Index, and 6% of the Three-Month U.S. Treasury Bill Index. The Co-Managers believe that the new benchmark is more diversified and more representative of the new more diversified investment strategy to be used by American Century.

Selection of Equity Securities for Strategic Balanced Portfolio. For the equity portion of the Strategic Balanced Portfolio, American Century currently utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, American Century ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) from most attractive to least attractive. These rankings are determined by using a computer model that combines measures of a stock’s value as well as measures of its growth potential. To measure value, American Century uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, American Century uses the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors. In the second step, American Century uses a technique called portfolio optimization.   In portfolio optimization, American Century uses a computer to build a portfolio of stocks from the ranking described above that it thinks will provide the optimal balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk. American Century also consults the rankings described above when determining whether to sell a particular security. As a security’s ranking falls, American Century will consider many factors in addition to the computer-generated information for the security, including, among other things, a security’s price, whether a security’s risk parameters outweigh its return opportunities, general market conditions and any other factors deemed relevant by American Century.

Selection of Equity Securities for Strategic Allocation Portfolio. The Strategic Allocation Portfolio may invest in any type of U.S. or foreign equity security that meets certain fundamental and technical standards. The portfolio managers will draw on growth, value, and quantitative investment techniques in managing the equity portion of the Strategic Allocation Portfolio and diversify the Portfolio’s equity investments among small, medium and large companies. The growth strategy is based on the belief that, over the long term, stock price movements follow growth in earnings, revenue, and/or cash flow. The portfolio managers will use a variety of analytical research tools and techniques to identify stocks of companies that meet their investment criteria. This includes companies whose earnings and revenues are not only growing, but growing at an accelerating pace. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The value investment discipline will seek capital growth by investing in equity securities of well-established companies that the portfolio managers believe to be temporarily undervalued. The primary quantitative management technique to be used by the portfolio managers is portfolio optimization. The portfolio managers may construct a portion of the Strategic Allocation Portfolio using portfolio optimization, a technique that seeks to achieve a desired balance between the risk of an investment portfolio versus the S&P 500 Index and an investment portfolio’s return potential. Although the Strategic Allocation Portfolio will remain exposed to each of the investment disciplines and categories described above, a particular investment discipline or category may be emphasized when, in the opinion of the portfolio managers, such investment discipline or category is undervalued relative to the other disciplines or categories.

Selection of Fixed-Income Securities for Strategic Balanced Portfolio. The fixed-income portion of the Strategic Balanced Portfolio is invested primarily in a diversified portfolio of high-grade government, corporate, asset-backed and similar securities payable in U.S. currency. At least 80% of the fixed-income assets will be invested in securities that are rated within the three highest categories by a nationally recognized statistical rating organization. Up to 20% of the fixed-income portion may be invested in securities rated in the fourth category, and up to 15% may be invested in securities rated in the fifth category. The rating category of a security will be determined at the time of purchase. In the event a security is subsequently downgraded, the Strategic Balanced Portfolio will not be obligated to dispose of that security, but may continue to hold the security if deemed appropriate by the portfolio managers. Under normal market conditions, the weighted average maturity of the fixed-income portion of the Strategic Balanced Portfolio will be in the three- to 10-year range.

Selection of Fixed-Income Securities for Strategic Allocation Portfolio. The Strategic Allocation Portfolio also will invest in a variety of debt securities payable in both U.S. and foreign currencies. The Strategic Allocation Portfolio will primarily invest in investment-grade government, corporate, asset-backed, and similar securities, that is, securities rated in the four highest categories by independent rating organizations; provided, however, that the Portfolio also may invest up to 5% of its assets nonconvertible debt obligations that are rated below investment-grade (also referred to as “high-yield securities” or “junk bonds”). The Strategic Allocation Portfolio also may invest in unrated securities based on the portfolio managers’ assessment of their credit quality. Under normal market conditions, the weighted average maturity for the fixed-income portion of the Strategic Allocation Portfolio will be in the three- to 10-year range. The cash-equivalent portion of the Strategic Allocation Portfolio may be invested in high-quality money market investments (denominated in U.S. dollars or foreign currencies).

Summary of Changes to Investment Objective, Performance Benchmark, and Investment Policies. A summary of the changes to the Portfolio’s investment objective, performance benchmark, and investment policies is set forth below. These changes have already been approved by the Board and will become effective as outlined above under “Proposed Termination of Portfolio’s Fundamental Investment Policy and Related Changes.”

Item	Current AST American Century Strategic Balanced Portfolio	Projected AST American Century Strategic Allocation Portfolio
Investment Objective	Capital growth and current income	Long-term capital growth with some regular income
Asset Allocation	60% of assets in equity securities and 40% of assets in bonds and other fixed-income securities

Neutral Mix:

63% of assets in equity securities
31% of assets in bonds and other fixed-income securities

6% of assets in cash equivalents

Operating Range under Normal Circumstances:

53% to 73% of assets in equity securities and
21% to 41% of assets in bonds and other fixed-income securities

0-15% of assets in cash equivalents

Performance Benchmark	Blended index comprising: 60% of the S&P 500 Index 40% of the Lehman Brothers Aggregate Bond Index	Blended index comprising: 48% of the Russell 3000 Index 15% of the MSCI EAFE Index 31% of the Citigroup Broad Investment-Grade “BIG” Bond Index 6% of the Three-Month U.S. Treasury Bill Index
Selection of Equity Securities	Uses primarily quantitative management techniques (including portfolio optimization)	Will use growth, value, and quantitative management techniques (including portfolio optimization)
Credit Quality for Fixed-Income Securities

At least 80% of the Portfolio’s fixed-income assets will be invested in securities that are rated within the three highest categories by a nationally recognized statistical rating organization.

Up to 20% of the Portfolio’s fixed-income assets may be invested in securities rated in the fourth category

Up to 15% of the Portfolio’s fixed-income assets may be invested in securities rated in the fifth category.

Up to 5% of the Portfolio’s assets may be invested in nonconvertible debt obligations that are rated below investment-grade (also referred to as “high-yield securities” or “junk bonds”).

Portfolio Management Teams for Strategic Balanced Portfolio and Strategic Allocation Portfolio. American Century currently uses teams of portfolio mangers and analysts to manage the Strategic Balanced Portfolio. Jeffrey R. Tyler has overall responsibility for coordinating the Strategic Balanced Portfolio’s activities, including determining appropriate asset allocations, reviewing overall fund compositions for compliance with stated investment objectives and strategies, and monitoring cash flows. Responsibility for research, security selection and portfolio construction for specified portions of the Strategic Balanced Portfolio has been allocated among other portfolio managers representing various investment disciplines and strategies. American Century also will use teams of portfolio mangers and analysts to manage the Strategic Allocation Portfolio. Jeffrey R. Tyler and Irina Torelli are expected to have overall responsibility for coordinating the Strategic Allocation Portfolio’s activities, including determining appropriate asset allocations, reviewing overall fund compositions for compliance with stated investment objectives and strategies, and monitoring cash flows. As with the Strategic Balanced Portfolio, responsibility for research, security selection, and portfolio construction for specified portions of the Strategic Allocation Portfolio will be allocated among other portfolio managers representing various investment disciplines and strategies.

Summary of Principal Risks Associated with Strategic Balanced Portfolio and Strategic Allocation Portfolio. The types of principal risks associated with an investment in the Strategic Balanced Portfolio are substantially similar to the types of principal risks associated with an investment in the Strategic Allocation Portfolio. Those principal risks include the following risks:

•

Market Risk – The risk that the market value of a Portfolio’s investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•

Selection Risk – The risk that the securities selected by the portfolio managers will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies.

•

Asset Allocation Risk – The risk that a Portfolio will allocate assets to an asset category that underperforms other asset categories. For example, a Portfolio may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

•

Small and Medium Capitalization Company Risk – The risk that investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•

Style Risk – The risk that a particular management style – such as growth or value – might be out of favor with the market. Growth stocks can be volatile and may lack dividends that can cushion share prices during market declines. Value stocks may continue to be undervalued by the market for long periods of time.

•

Credit Risk – The risk that the value of a Portfolio’s fixed-income investments will be affected adversely by any erosion in the ability of the issuers of these instruments to make interest and principal payments as they become due.

•

Interest Rate Risk – The risk that changing interest rates may adversely affect the value of a fixed-income investment. An increase in prevailing market interest rates typically causes the value of fixed-income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed-income securities to rise. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•

Prepayment or Call Risk – The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations.

•

U.S. Government/Agency Obligations Risk – The credit risk of Government agency obligations, which have different levels of credit support and therefore different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and the Government National Mortgage Association, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are subject to a greater degree of credit risk.

•

Foreign and Emerging Markets Risk – The risk that prices of a Portfolio’s investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is increased for securities of issuers in emerging market countries.

There are some differences in these risks between the Strategic Balanced Portfolio and the Strategic Allocation Portfolio. The key differences include:

•

To the extent the Strategic Allocation Portfolio invests more than 60% of its assets in equity securities and less than 40% of its assets fixed-income or debt securities after shareholder approval of the proposal, the Strategic Allocation Portfolio will be more exposed to equity-related risks and less exposed to fixed-income related risks than the Strategic Balanced Portfolio. Likewise, to the extent the Strategic Allocation Portfolio invests less than 60% of its assets in equity securities and more than 40% of its assets fixed-income or debt securities after shareholder approval of the proposal, the Strategic Allocation Portfolio will be less exposed to equity-related risks and more exposed to fixed-income related risks than the Strategic Balanced Portfolio.

•

Because the Strategic Allocation Portfolio will have greater flexibility in shifting the allocation between equity and fixed-income investments, it could be viewed as having greater asset allocation risk.

•	The Portfolios each use different investment styles, so the risks of the styles may differ.
•

Because the Strategic Allocation Portfolio may invest up to 5% of assets in high yield securities, often called “junk” bonds, the Strategic Allocation Portfolio may have increased credit risk. Securities rated below investment grade are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•

Because Strategic Allocation Portfolio can invest a higher percentage of its assets in foreign securities, including emerging markets securities, it may have increased foreign and emerging markets risk.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Co-Managers and American Century at the Board meetings held on November 8-9, 2006, the Board concluded that the new, more flexible asset allocation strategy to be implemented by American Century was in the best interest of the Portfolio and its shareholders and therefore recommended that shareholders approve the termination of the Strategic Balanced Portfolio’s fundamental investment policy to invest approximately 60% of its assets in equity securities and approximately 40% of its assets in bonds and other fixed-income securities.

THE BOARD OF TRUSTEES OF AMERICAN SKANDIA TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE " FOR " THE PROPOSAL.

VOTING INFORMATION

As set forth above, approval of the proposal requires approval by a majority of the outstanding voting securities of the Strategic Balanced Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Strategic Balanced Portfolio's outstanding voting securities is the lesser of (i) 67% of the Strategic Balanced Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Strategic Balanced Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Strategic Balanced Portfolio's outstanding voting securities.

Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Strategic Balanced Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the Securities and Exchange Commission, each Participating Insurance Company, as record owner of the shares of the Strategic Balanced Portfolio, will vote the shares for which it does not receive instruction from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the Proposal, against the Proposal, and abstain) in the same proportion as the votes cast in accordance with instructions received from Contract owners. The presence at the Meeting of Participating Insurance Companies affiliated with the Co-Managers will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote on the proposal. An abstention is not counted as an affirmative vote of the type necessary to approve the Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•	By mail, with the enclosed voting instruction card,
•	In person at the Meeting, or
•	By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Additional Proxy Solicitation Information

In addition to solicitation by mail, certain officers and representatives of the Trust, certain officers and representatives of the Co-Managers or their affiliates, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

MIS, an ADP Company (the Solicitor), has been engaged to assist in the solicitation of proxies, at an estimated cost of $13,691. The costs associated with soliciting voting instructions will be borne by the Co-Managers or their affiliates. Contract owners will not bear any of the costs associated with this proxy solicitation.

As the date of the Meeting approaches, certain Contract owners may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from Contract owners. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each Contract owner’s full name and address and to confirm that the Contract owner has received the proxy materials in the mail. If the Contract owner is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the Contract owner’s instructions on the proposal. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract owner how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor will secure the Contract owner’s voting instructions over a recorded phone line. Within 72 hours, the Contract owner will be sent a letter that confirms his or her vote. Instructions for contacting the Solicitor are provided in the letter in case the Contract owner has any questions about the voting instructions reflected on the confirmation.

If a Contract owner wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the Contract owner may still submit the voting instruction card originally sent with the Proxy Statement or attend the Meeting in person.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

ADDITIONAL INFORMATION

To the knowledge of the Co-Managers, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Strategic Balanced Portfolio as of the Record Date. To the knowledge of the Co-Managers, there were no persons who owned beneficially 5% or more of the shares of the Strategic Balanced Portfolio as of the Record Date.

Wachovia Securities, LLC and Prudential Equity Group, LLC are broker-dealers that are affiliated with the Co-Managers. Wachovia Securities, LLC and Prudential Equity Group, LLC received $116 in commissions from the Trust with respect to the Strategic Balanced Portfolio during the fiscal year ended December 31, 2005. The Strategic Balanced Portfolio paid 0.00457% of its aggregate brokerage commissions to Wachovia Securities, LLC and Prudential Equity Group, LLC during the fiscal year ended December 31, 2005.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Trust's next meeting of shareholders should send the proposal to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Trust is not required, and does not intend, to hold annual meetings of shareholders other than as required under its Second Amended and Restated Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Co-Managers know of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your voting instruction cards promptly.

AMERICAN SKANDIA TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call 1-800-690-6903 and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — JANUARY 19, 2007
VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

The undersigned hereby instructs American Skandia Life Assurance Company, Pruco Life Insurance Company, or Pruco Life Insurance Company of New Jersey, as applicable (the Insurance Company), to vote all shares of the AST American Century Strategic Balanced Portfolio, a series of American Skandia Trust, attributable to the undersigned’s variable contract or interest therein at the Special Meeting of Shareholders on January 19, 2007 at 10 a.m. Eastern Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature	(Sign in the Box)
Please sign exactly as your name appears to the left

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X
PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of American Skandia Trust recommends voting FOR the proposal.

FOR	AGAINST	ABSTAIN

To approve or disapprove the termination of AST American Century Strategic Balanced Portfolio’s fundamental investment policy to invest approximately 60% of its assets in equity securities and approximately 40% of its assets in bonds and other fixed-income securities

☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.